UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2020

CONVERSION LABS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55857	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue, Suite 2800

New York, NY 10022

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02 Unregistered Sales of Equity Securities.

The relevant information in Item 5.02 on this Current Report on Form 8-K, in connection with the Director Shares, is incorporated herein by reference. Further, on October, 16, 2020 Conversion Labs, Inc. (the “Company”) issued 800,000 shares of the Company’s restricted common stock (the “Shares”) to Blue Horizon Consulting, LLC (“Blue Horizon”), by virtue of the Company’s attainment of specified revenue targets, pursuant to a consulting agreement (the “Consulting Agreement”) by and between Blue Horizon and the Company. Blue Horizon is an entity solely owned by Happy Walters, a director of the Company. As previously disclosed, Blue Horizon may be entitled to an additional 1,200,000 million shares upon the achievement of further revenue milestones.

The Director Shares and the Shares were not registered under the Securities Act but qualified for exemption under Section 4(a)(2) and/or Regulation D of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, the Investors had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since the Investors agreed to, and received, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointment

On October 21, 2020, the Board of Directors (the “Board”) of the Company, appointed Dr. Eleanor C. Mariano as a member of the Board (the “Appointment”).

Dr. Eleanor C. Mariano, 64, Director

Dr. Mariano combines over 30 years of experience and executive leadership in the healthcare industry. In November 2005, Dr. Mariano founded the Center for Executive Medicine, a medical concierge practice which provides presidential-quality medical care to CEOs and their families. From July 2001 to October 2005, Dr. Mariano served a consultant in the Executive Health Program at the Mayo Clinic in Scottsdale, Arizona. In June 1992, Dr. Mariano was appointed White House Physician. In 1994, Dr. Mariano was named Director of the White House Medical Unit and was chosen by President William Clinton to serve as his personal physician. In total, Dr. Mariano served nine years at the White House where she was physician to three sitting American Presidents. In 1990, prior to her appointment as White House Physician, Dr. Mariano served as Division Head of General Internal Medicine in the Naval Hospital in San Diego. From 1986-1990, Dr. Mariano was assigned to the Naval Medical Clinic in Port Hueneme, California where she ran the Specialty Clinic and the clinic’s urgent care facility. From 1982-1984 Dr. Mariano served as General Medical Officer and Medical Department Division Head onboard the USS Prairie, a destroyer tender.

Dr. Mariano received her bachelor’s degree from Revelle College at the University of California at San Diego in 1977. In 1981, Dr. Mariano received her Medical Degree from the Uniformed Services University School of Medicine in Bethesda, Maryland, and completed her internship and residency in Internal Medicine at the Naval Hospital in San Diego.

The Board believes that Dr. Mariano’s background in internal medicine and concierge care makes her ideally qualified to help lead the Company towards continued growth and success with its telemedicine platform.

Family Relationships

Dr. Mariano does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

There are no related party transactions with regard to Dr. Mariano reportable under Item 404(a) of Regulation S-K.

Compensatory Arrangements

In connection with her appointment to the Board, the Company and Dr. Mariano entered into a director agreement (the “Director Agreement”) whereby as compensation for her services, Dr. Mariano shall receive a one-time grant of Twenty Thousand (20,000) shares of the Company’s common stock, par value $0.01 per share (the “Director Shares”). In addition, Dr. Mariano will be eligible to participate in any duly authorized stock option plan adopted by the Company.

Item 5.02 of this Current Report on Form 8-K contains only a brief description of the material terms of and does not purport to be a complete description of the rights and obligations of the parties to the Director Agreement, and such description is qualified in its entirety by reference to the full text of the Director Agreement, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Director Resignation

On October 21, 2020, Anthony Bruzzese submitted his resignation from his position as a member of the Board, effective immediately. Mr. Bruzzese did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01 Other Events.

On October 21, 2020, the Company issued a press release announcing the Appointment. A Copy of the press release is filed hereto as Exhibits 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Director Agreement, dated October 21, 2020
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONVERSION LABS, INC.

Date: October 22, 2020	By:	/s/ Justin Schreiber
	Name:	Justin Schreiber
	Title:	Chief Executive Officer